SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2017

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K filed on November 15, 2016 with the Securities and Exchange Commission, on November 14, 2016, Regency Centers Corporation (“Regency”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Equity One, Inc. (“Equity One”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Equity One will merge with and into Regency, with Regency continuing as the surviving corporation (the “Merger”). On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of Regency and Equity One, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.01 per share, of Equity One issued and outstanding immediately prior to the Effective Time (other than shares of Equity One owned directly by Equity One or Regency and in each case not held on behalf of third parties) will be converted into the right to receive 0.45 of a newly issued share of the common stock of Regency.

The consummation of the Merger is subject to certain closing conditions, including (i) the approval of Regency’s and Equity One’s respective stockholders, (ii) the shares of Regency common stock to be issued in the Merger will have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, (iii) the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, (iv) the receipt of certain tax opinions by Regency and Equity One, and (v) other customary closing conditions specified in the Merger Agreement.

As the Merger is deemed probable, Regency and Regency Centers, L.P. are filing this Current Report on Form 8-K to disclose (i) the audited consolidated financial statements of Equity One as of December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015, (ii) the unaudited consolidated financial statements of Equity One as of September 30, 2016 and for each of the nine months ended September 30, 2016 and 2015, (iii) the unaudited pro forma condensed combined financial statements (and related notes) of Regency, showing the pro forma effects of the Merger as of September 30, 2016 and for the nine months ended September 30, 2016 and the year ended December 31, 2015 and (iv) the unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers, L.P., showing the pro forma effects of the Merger as of September 30, 2016 and for the nine months ended September 30, 2016 and the year ended December 31, 2015.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 23.1. Consent of Ernst & Young LLP.

Exhibit 99.1. The audited consolidated financial statements of Equity One as of December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015.

Exhibit 99.2. The unaudited financial statements of Equity One as of September 30, 2016 and for each of the nine months ended September 30, 2016 and 2015.

Exhibit 99.3. The unaudited pro forma condensed combined financial statements (and related notes) of Regency as of September 30, 2016 and for the nine months ended September 30, 2016 and the year ended December 31, 2015.

Exhibit 99.4. The unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers, L.P. as of September 30, 2016 and for the nine months ended September 30, 2016 and the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

January 17, 2017	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.
(registrant)

January 17, 2017	By: Regency Centers Corporation,
its General Partner

	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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